Commitments (Tables)	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Summary of Commitments Under Leases, Outsourcing and Other Agreements Due
The following table presents a summary of Hydro One’s commitments under outsourcing and other agreements due in the next five years and thereafter:

As at December 31, 2021 (millions of dollars)	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
Outsourcing and other agreements	120	57	17	3	2	15
Long-term software/meter agreement	2	1	2	1	1	5

Summary of Other Commitments
The following table presents a summary of Hydro One’s other commercial commitments by year of expiry in the next five years and thereafter:

As at December 31, 2021 (millions of dollars)	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
Operating Credit Facilities[1]	—	—	—	—	2,550	—
Letters of credit[2]	182	2	—	—	—	—
Guarantees[3]	517	—	—	—	—	—
1 On June 1, 2021, the maturity date for the Operating Credit Facilities was extended to 2026.
[2] Letters of credit consist of $160 million letters of credit related to retirement compensation arrangements, a $17 million letter of credit provided to the IESO for prudential support, $4 million in letters of credit to satisfy debt service reserve requirements, and $3 million in letters of credit for various operating purposes.
[3] Guarantees consist of $475 million prudential support provided to the IESO by Hydro One Inc. on behalf of its subsidiaries, and guarantees provided by Hydro One to the Minister of Natural Resources (Canada) and ONroute of $7 million and $30 million respectively, relating to OCN LP (OCN Guarantee) and $5 million relating to Aux Energy Inc., the Company's indirect subsidiary. OPG has provided a $32.5 million guarantee to Hydro One related to the OCN Guarantee.